SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C, 20549

                               ____________________


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):           January 21, 1994
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                             GFC FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)



        DELAWARE                        1-11011                      86-0695381
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   (State or Other Jurisdiction       (Commission              (I.R.S. Employer
            Incorporation)            File Number)          Identification No.)



   DIAL TOWER, PHOENIX, ARIZONA                                           85077
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   (Address of principal executive offices)                          (Zip Code)

   Registrant's telephone number, including area code:             602/207-6900
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   Item 5.   Other Events.


        Through a Report on Form 8-K, dated January 5, 1993, the Company previously reported litigation titled Cabana Limited Partnership, a South Carolina Partnership v. Greyhound Real Estate Finance Company, et al., and related litigation (collectively, the "Litigation"). On January 21, 1994, the court in the above-named case granted summary judgment in favor of the Company and the other defendants on all counts. On motion of defendants, the court dismissed the defendants' claims without prejudice. The parties subsequently entered into a global settlement agreement whereby all rights to appeal have been waived by Plaintiffs. The terms of the settlement agreement are confidential but involve the payment by the defendants to plaintiffs' counsel of a relatively nominal amount, to secure finality, which the Company believes will cover a portion of plaintiffs' counsels' Litigation costs and expenses. The summary judgment in the Company's and related defendant's favor remains unchanged.

        Greyhound Real Estate Finance Company was an indirect subsidiary of registrant GFC Financial Corporation.



                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             GFC FINANCIAL CORPORATION

                                   (Registrant)



   Dated:  January 25, 1994     By/s/  Bruno A. Marszowski
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                                Bruno A. Marszowski, Vice President-Controller
                                Principal Financial Officer/Authorized Officer